500 West Main Street
P.O. Box 1438
Louisville, KY  40202
http://www.humana.com
news release

For More Information Contact:
Regina Nethery
Humana Investor Relations
(502) 580-3644
E-mail:  Rnethery@humana.com

Tom Noland
Humana Corporate Communications
(502) 580-3674
E-mail:  Tnoland@humana.com

Humana to Release Detailed First Quarter 2017 Results May 3, 2017; Announces Financial Reporting Segments Realignment
LOUISVILLE, KY – April 17, 2017 – Humana Inc. (NYSE: HUM) announced today that it will release its detailed first quarter 2017 (1Q 2017) financial results on Wednesday, May 3, 2017 at 6:30 a.m. eastern time.  The company will host a conference call and webcast at 9:00 a.m. eastern time that morning to discuss its financial results for the quarter and its 2017 earnings guidance.  The company plans to pre-release earnings per diluted common share for 1Q17 as well as discuss certain components of its earnings guidance for 2017 in conjunction with its Investor Day scheduled for April 25, 2017.  Logistical details associated with Humana’s 1Q 2017 earnings call are included below.

The company also announced today that it has realigned certain of its businesses for its financial reporting segments to correspond with internal management reporting changes and the company’s previously announced planned exit from the individual commercial medical business (Individual Commercial) on January 1, 2018.  Additionally, the company renamed its Group segment the Group and Specialty segment. The company’s segments now include Retail, Group and Specialty, Healthcare Services, and Individual Commercial.

The more significant realignment included presenting the Individual Commercial business results as a separate segment.  These results were previously included in the Retail segment results.   Specialty health insurance benefits, including dental, vision, other supplement health, and financial protection products, marketed to both individuals and employer groups will now be included in the Group and Specialty segment.  Specialty health insurance benefits marketed to individuals were previously included in the Retail segment results.  Additionally, the company’s Go365 wellness business (previously known as HumanaVitality) is now included in the company’s Healthcare Services segment versus its previous inclusion in the Group and Specialty segment.

Recast historical segment financials for the 2016 quarters and full year, as well as the corresponding recast segment membership totals, are included with this press release.  Descriptions of the company’s segments have been updated to reflect these changes and are noted below.

•
Retail segment – This segment consists of Medicare benefits, marketed to individuals directly or via group Medicare accounts, as well as state-based contracts.  State-based contracts include those with various states to provide Medicaid, dual eligible, and Long-Term Support Services benefits.  In addition, this segment also includes the company’s contract with the Centers for Medicare and Medicaid Services to administer the Limited Income Newly Eligible Transition prescription drug plan program.

•
Group and Specialty segment – This segment consists of employer group fully-insured commercial medical products, and specialty health insurance benefits marketed to individuals and groups, including dental, vision, and other supplemental health and voluntary insurance benefits.  In addition, the segment also includes the company’s administrative services only products and its military services businesses, primarily the TRICARE South Region contract.

•
Healthcare Services segment – This segment includes services offered to the company’s health plan members as well as to third parties, including pharmacy solutions, provider services, and clinical programs, such as home health and other services and capabilities to promote wellness and advance population health.

•
Individual Commercial segment – This segment consists of Individual Commercial products marketed under the HumanaOne brand.  For 2017, the company offers on-exchange products, as well as certain grandfathered policies issued prior to the enactment of the Health Care Reform Law.  Off-exchange products were also offered in 2016.

1Q 2017 Earnings Call Details
All parties interested in the audio only portion of the company’s 1Q 2017 earnings conference call are invited to dial 888-625-7430. No password is required. The webcast of the 1Q 2017 earnings call may be accessed via Humana’s Investor Relations page at humana.com.  The company suggests participants for both the conference call and those listening via the web dial in or sign on at least 15 minutes in advance of the call.

For those unable to participate in the live event, the archive will be available in the Historical Webcasts and Presentations section of the Investor Relations page at humana.com, approximately two hours following the live webcast.  Telephone replays will also be available approximately two hours following the live event until midnight eastern time on July 3, 2017 and can be accessed by dialing 855-859-2056 and providing the conference ID #89800684.

The company’s 1Q 2017 earnings news release is expected to include financial measures that are not in accordance with Generally Accepted Accounting Principles (GAAP).  A reconciliation of non-GAAP financial measures to financial results under GAAP, as well as management’s reasons for including non-GAAP financial measures, will be included in the company’s 1Q 2017 earnings news release, a copy of which will be available on the Investor Relations page of humana.com on May 3, 2017.

About Humana

Humana Inc., headquartered in Louisville, Ky., is a leading health and well-being company focused on making it easy for people to achieve their best health with clinical excellence through coordinated care. The company’s strategy integrates care delivery, the member experience, and clinical and consumer insights to encourage engagement, behavior change, proactive clinical outreach and wellness for the millions of people we serve across the country.

More information regarding Humana is available to investors via the Investor Relations page of the company’s web site at humana.com, including copies of:
•	Annual reports to stockholders
•	Securities and Exchange Commission filings
•	Most recent investor conference presentations
•	Quarterly earnings news releases
•	Calendar of events
•	Corporate Governance information

Humana Inc.
Segment Realignment Supplementary Information

Contents

Page                                Description
   6                                1Q16 Segment Financial Information (Recast)
   7                                2Q16 Segment Financial Information (Recast)
   8                                3Q16 Segment Financial Information (Recast)
   9                                4Q16 Segment Financial Information (Recast)
  10                                FY 2016 Segment Financial Information (Recast)
  11                                2016 Membership Detail by Quarter (Recast)

Humana Inc.
Q1 2016 Segment Financial Information (Recast)
in millions

		Group and	Healthcare	Individual	Other	Eliminations/
	Retail	Specialty	Services	Commercial	Businesses	Corporate	Consolidated

Q1 2016
Revenues - external customers
Premiums:
Individual Medicare Advantage	$8,027	$-	$-	$-	$-	$-	$8,027
Group Medicare Advantage	1,077	-	-	-	-	-	1,077
Medicare stand-alone PDP	1,039	-	-	-	-	-	1,039
Total Medicare	10,143	-	-	-	-	-	10,143
Fully-insured	104	1,337	-	893	-	-	2,334
Specialty	-	318	-	-	-	-	318
Medicaid and other	630	5	-	-	10	-	645
Total premiums	10,877	1,660	-	893	10	-	13,440
Services revenue:
Provider	-	-	71	-	-	-	71
ASO and other	1	177	1	-	3	-	182
Pharmacy	-	-	7	-	-	-	7
Total services revenue	1	177	79	-	3	-	260
Total revenues - external customers	10,878	1,837	79	893	13	-	13,700
Intersegment revenues
Services	-	6	4,784	-	-	(4,790)	-
Products	-	-	1,360	-	-	(1,360)	-
Total intersegment revenues	-	6	6,144	-	-	(6,150)	-
Investment income	24	6	7	2	15	46	100
Total revenues	10,902	1,849	6,230	895	28	(6,104)	13,800
Operating expenses:
Benefits	9,633	1,222	-	729	25	(212)	11,397
Operating costs	1,082	434	5,942	169	4	(5,863)	1,768
Depreciation and amortization	46	21	36	9	-	(24)	88
Total operating expenses	10,761	1,677	5,978	907	29	(6,099)	13,253
Income (loss) from operations	141	172	252	(12)	(1)	(5)	547
Interest expense	-	-	-	-	-	47	47
Income (loss) before income taxes	$141	$172	$252	$(12)	$(1)	$(52)	$500

Benefit ratio	88.6%	73.6%		81.6%			84.8%
Operating cost ratio	9.9%	23.5%	95.5%	18.9%			12.9%

Humana Inc.
Q2 2016 Segment Financial Information (Recast)
in millions

		Group and	Healthcare	Individual	Other	Eliminations/
	Retail	Specialty	Services	Commercial	Businesses	Corporate	Consolidated

Q2 2016
Revenues - external customers
Premiums:
Individual Medicare Advantage	$8,050	$-	$-	$-	$-	$-	$8,050
Group Medicare Advantage	1,085	-	-	-	-	-	1,085
Medicare stand-alone PDP	1,015	-	-	-	-	-	1,015
Total Medicare	10,150	-	-	-	-	-	10,150
Fully-insured	106	1,357	-	1,024	-	-	2,487
Specialty	-	321	-	-	-	-	321
Medicaid and other	678	5	-	-	9	-	692
Total premiums	10,934	1,683	-	1,024	9	-	13,650
Services revenue:
Provider	-	-	74	-	-	-	74
ASO and other	2	176	-	-	3	-	181
Pharmacy	-	-	7	-	-	-	7
Total services revenue	2	176	81	-	3	-	262
Total revenues - external customers	10,936	1,859	81	1,024	12	-	13,912
Intersegment revenues
Services	-	6	4,767	-	-	(4,773)	-
Products	-	-	1,433	-	-	(1,433)	-
Total intersegment revenues	-	6	6,200	-	-	(6,206)	-
Investment income	22	6	7	1	16	43	95
Total revenues	10,958	1,871	6,288	1,025	28	(6,163)	14,007
Operating expenses:
Benefits	9,327	1,302	-	1,089	31	(240)	11,509
Operating costs	1,069	423	5,974	152	4	(5,896)	1,726
Depreciation and amortization	48	22	35	9	-	(25)	89
Total operating expenses	10,444	1,747	6,009	1,250	35	(6,161)	13,324
Income (loss) from operations	514	124	279	(225)	(7)	(2)	683
Interest expense	-	-	-	-	-	47	47
Income (loss) before income taxes	$514	$124	$279	$(225)	$(7)	$(49)	$636

Benefit ratio	85.3%	77.4%		106.3%			84.3%
Operating cost ratio	9.8%	22.7%	95.1%	14.8%			12.4%

Humana Inc.
Q3 2016 Segment Financial Information (Recast)
in millions

		Group and	Healthcare	Individual	Other	Eliminations/
	Retail	Specialty	Services	Commercial	Businesses	Corporate	Consolidated

Q3 2016
Revenues - external customers
Premiums:
Individual Medicare Advantage	$7,977	$-	$-	$-	$-	$-	$7,977
Group Medicare Advantage	1,067	-	-	-	-	-	1,067
Medicare stand-alone PDP	1,004	-	-	-	-	-	1,004
Total Medicare	10,048	-	-	-	-	-	10,048
Fully-insured	109	1,350	-	882	-	-	2,341
Specialty	-	318	-	-	-	-	318
Medicaid and other	652	2	-	-	10	-	664
Total premiums	10,809	1,670	-	882	10	-	13,371
Services revenue:
Provider	-	-	69	-	-	-	69
ASO and other	2	147	-	-	1	-	150
Pharmacy	-	-	8	-	-	-	8
Total services revenue	2	147	77	-	1	-	227
Total revenues - external customers	10,811	1,817	77	882	11	-	13,598
Intersegment revenues
Services	-	5	4,741	-	-	(4,746)	-
Products	-	-	1,580	-	-	(1,580)	-
Total intersegment revenues	-	5	6,321	-	-	(6,326)	-
Investment income	22	7	8	-	17	42	96
Total revenues	10,833	1,829	6,406	882	28	(6,284)	13,694
Operating expenses:
Benefits	9,031	1,352	-	727	26	(236)	10,900
Operating costs	1,143	421	6,073	144	4	(6,026)	1,759
Depreciation and amortization	51	19	36	9	-	(29)	86
Total operating expenses	10,225	1,792	6,109	880	30	(6,291)	12,745
Income (loss) from operations	608	37	297	2	(2)	7	949
Interest expense	-	-	-	-	-	47	47
Income (loss) before income taxes	$608	$37	$297	$2	$(2)	$(40)	$902

Benefit ratio	83.6%	81.0%		82.4%			81.5%
Operating cost ratio	10.6%	23.1%	94.9%	16.3%			12.9%

Humana Inc.
Q4 2016 Segment Financial Information (Recast)
in millions

		Group and	Healthcare	Individual	Other	Eliminations/
	Retail	Specialty	Services	Commercial	Businesses	Corporate	Consolidated

Q4 2016
Revenues - external customers
Premiums:
Individual Medicare Advantage	$7,809	$-	$-	$-	$-	$-	$7,809
Group Medicare Advantage	1,054	-	-	-	-	-	1,054
Medicare stand-alone PDP	951	-	-	-	-	-	951
Total Medicare	9,814	-	-	-	-	-	9,814
Fully-insured	109	1,361	-	265	-	-	1,735
Specialty	-	322	-	-	-	-	322
Medicaid and other	680	-	-	-	9	-	689
Total premiums	10,603	1,683	-	265	9	-	12,560
Services revenue:
Provider	-	-	64	-	-	-	64
ASO and other	1	143	-	-	3	-	147
Pharmacy	-	-	9	-	-	-	9
Total services revenue	1	143	73	-	3	-	220
Total revenues - external customers	10,604	1,826	73	265	12	-	12,780
Intersegment revenues
Services	-	5	4,687	-	-	(4,692)	-
Products	-	-	1,620	-	-	(1,620)	-
Total intersegment revenues	-	5	6,307	-	-	(6,312)	-
Investment income	22	6	8	2	18	42	98
Total revenues	10,626	1,837	6,388	267	30	(6,270)	12,878
Operating expenses:
Benefits	8,792	1,357	-	756	535	(239)	11,201
Operating costs	1,356	449	6,084	136	4	(6,005)	2,024
Depreciation and amortization	51	20	36	9	1	(26)	91
Total operating expenses	10,199	1,826	6,120	901	540	(6,270)	13,316
Income (loss) from operations	427	11	268	(634)	(510)	-	(438)
Interest expense	-	-	-	-	-	48	48
Income (loss) before income taxes	$427	$11	$268	$(634)	$(510)	$(48)	$(486)

Benefit ratio	82.9%	80.6%		285.3%			89.2%
Operating cost ratio	12.8%	24.5%	95.4%	51.3%			15.8%

Humana Inc.
FY 2016 Segment Financial Information (Recast)
in millions

		Group and	Healthcare	Individual	Other	Eliminations/
	Retail	Specialty	Services	Commercial	Businesses	Corporate	Consolidated
	(in millions)
Full Year 2016
Revenues - external customers
Premiums:
Individual Medicare Advantage	$31,863	$-	$-	$-	$-	$-	$31,863
Group Medicare Advantage	4,283	-	-	-	-	-	4,283
Medicare stand-alone PDP	4,009	-	-	-	-	-	4,009
Total Medicare	40,155	-	-	-	-	-	40,155
Fully-insured	428	5,405	-	3,064	-	-	8,897
Specialty	-	1,279	-	-	-	-	1,279
Medicaid and other	2,640	12	-	-	38	-	2,690
Total premiums	43,223	6,696	-	3,064	38	-	53,021
Services revenue:
Provider	-	-	278	-	-	-	278
ASO and other	6	643	1	-	10	-	660
Pharmacy	-	-	31	-	-	-	31
Total services revenue	6	643	310	-	10	-	969
Total revenues - external customers	43,229	7,339	310	3,064	48	-	53,990
Intersegment revenues
Services	-	22	18,979	-	-	(19,001)	-
Products	-	-	5,993	-	-	(5,993)	-
Total intersegment revenues	-	22	24,972	-	-	(24,994)	-
Investment income	90	25	30	5	66	173	389
Total revenues	43,319	7,386	25,312	3,069	114	(24,821)	54,379
Operating expenses:
Benefits	36,783	5,233	-	3,301	617	(927)	45,007
Operating costs	4,650	1,727	24,073	601	16	(23,790)	7,277
Depreciation and amortization	196	82	143	36	1	(104)	354
Total operating expenses	41,629	7,042	24,216	3,938	634	(24,821)	52,638
Income (loss) from operations	1,690	344	1,096	(869)	(520)	-	1,741
Interest expense	-	-	-	-	-	189	189
Income (loss) before income taxes	$1,690	$344	$1,096	$(869)	$(520)	$(189)	$1,552

Benefit ratio	85.1%	78.2%		107.7%			84.9%
Operating cost ratio	10.8%	23.5%	95.2%	19.6%			13.5%

Humana Inc.
Ending Membership Detail (Recast)
In thousands

	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Medical Membership:
Retail
Individual Medicare Advantage	2,807.2	2,816.5	2,831.7	2,837.6
Group Medicare Advantage	349.2	351.7	353.9	355.4
Medicare stand-alone PDPs	4,834.1	4,856.3	4,913.4	4,951.4
Total Medicare	7,990.5	8,024.5	8,099.0	8,144.4
State-based Medicaid	388.4	391.6	390.1	388.1
Medicare Supplement	209.8	212.3	217.1	218.8
Total Retail	8,588.7	8,628.4	8,706.2	8,751.3

Group and Specialty
Fully-insured medical commercial	1,136.4	1,140.1	1,131.5	1,136.0
ASO commercial	579.4	578.4	570.3	573.2
Military services	3,076.8	3,074.8	3,080.9	3,084.1
Total Group and Specialty	4,792.6	4,793.3	4,782.7	4,793.3

Individual commercial	875.7	792.0	726.2	654.8

Other Businesses
Long-term care and other	32.2	31.4	31.0	30.8
Total Other Businesses	32.2	31.4	31.0	30.8

Total Medical Membership	14,289.2	14,245.1	14,246.1	14,230.2

Specialty Membership:
Group and Specialty
Dental - fully-insured	2,981.4	2,969.6	2,955.4	2,952.4
Dental - ASO	703.6	702.4	706.6	702.0
Vision	2,129.7	2,134.2	2,125.8	2,136.0
Other supplemental benefits	1,230.4	1,196.1	1,167.4	1,170.8
Total Group and Specialty	7,045.1	7,002.3	6,955.2	6,961.2